[LOGO]==========================================================================

Dear Shareholder:

      We are pleased to present the quarterly report for the Italy Fund Inc. ("Fund") for the period ended April 30, 1999. As of April 30, 1999, the Fund's total net assets were approximately $157 million, and the Fund's net asset value ("NAV") was $17.91. This represented a 1.00% decrease for the Fund's fiscal quarter. In comparison, the BCI Index (a widely followed Italian index that includes all the securities listed on the Milan Stock Exchange) declined 1.28% during this period. The Mibtel 30 and MSCI Italy Index (an index made up of 55 Italian companies) were also down 1.29% and 1.00% respectively, in U.S. dollar terms.

      In an effort to reduce the Fund's discount to net asset value, the Board of Directors authorized a stock repurchase program. As of April 30, 1999 the Fund has repurchased 734,475 shares in the open market. The Fund intends to repurchase shares of its stock at such times, prices and amounts deemed advisable. There can be no assurance that the Board of Directors will continue this program.

A Disappointing Italian Stock Market

      Despite merger and acquisition activity in Italy's banking and telecommunications industries and notwithstanding the 0.5% cut in interest rates by Europe's central bank in April, Italy's stock market (as well as most other European stock markets) turned in a disappointing performance the past few months. Moreover, Italian stocks have been negatively affected by a sluggish Italian economy and the war in Kosovo. The Euro has been another casualty of the war and is down about 10% since the beginning of the year. Between January 1 and May 17, 1999 the major Italian indices are down about 10% in U.S. dollar terms, but flat in Italian lira terms.

      Yet while the equity market posted a weak performance, there have been some positive developments. One example is Olivetti's hostile takeover of Telecom Italia. The inability of Mr. Bernabe, the CEO of Telecom Italia to propose an inviting alternative solution to Olivetti's offer resulted in a changing of the guard. The successful Olivetti bid should also benefit the market as a whole, as its part cash offer should flow back into the Italian equity market.

Economic Overview

      Estimated Italian GDP growth of 1.5% in 1999 is disappointing. Yet with a fiscal stance turning neutral, there is a more accommodating environment for growth. Estimates point to economic growth stabilizing around current levels on the back of recovering consumer spending. Also fueling growth is the government's tax rate reduction to European levels, as corporations were threatening relocation to relatively low tax-base countries.

      Italian bond yields rose 20 basis points over the quarter, on higher inflation expectations stemming from evidence of a global economic recovery and OPEC cuts in oil production. Disinflationary pressures will continue to offset this, with manufacturing/cyclical industries suffering further margin pressures. With 70% of the Italian market (by market capitalization) oriented toward defensive-, long-term interest rate-securities, lower interest rates should benefit such sectors in the short term. The risk, which does not appear likely, is an inflationary/cyclical boom.

Market Drivers

      Pension reform should be a major market driver going forward, as personal savings are switched from bond and cash holdings into the equity market. Catalysts to this pension reform include the following: 1) Italians live to an average age of 78, with a dependency ratio of those over 65 expected to rise to 47% in 2030 from 21.6% in 1990. 2) Far less generous pension benefits are expected from the state pension system over this time period. 3) Supplemental pensions are meager, with pension funds totaling a mere $57 billion, or 2.7% of gross financial assets in 1997. Of this, less than 3% was invested in the equity market.

[LOGO]==========================================================================

Investment Strategy

      We are bottom-up investors who seek solid companies with strong growth prospects rather than try to define specific economic or market trends. In our opinion, Italian stock price valuations remain inexpensive (and compelling) when compared to Europe. For example, Italian stocks on average are selling 8.5 times 1999 price/cash flow, while European stocks and U.S. stocks are selling 11.9 times and 17.7 times 1999 price/cash flow respectively. Moreover, Italy's price/earnings ratio is around 22.6 versus 23.4 in Europe. Due to corporate restructuring and lower taxes, we believe that Italian corporate profits should grow about 14% in 1999 and roughly 16% in 2000, rates of profitability well above the rest of Europe. Over the medium term, we are bullish on select Italian securities.

      During the Fund's fiscal first quarter, we increased our position in Banca Popalare di Bergamo and established a new position in Banca Popalare di Lodi since we believe that with further consolidation of the banking industry, the shareholder structure of the "popolare" banks might be changed. The reduction of our San Paolo-IMI position also reflects this trend of a heavier weighting in these "popolare" banks (which also trade at more reasonable multiples). With passenger traffic expected to decline more than expected due to Alitalia's decision to move international flights from Rome to Milan Malpensa, we sold our position in Aeroporti di Roma. We accepted the $80 tender offer from Cellular Communications, took some profits in Gucci and L'Espresso and initiated positions in Buffetti (a supplier of office products) and Ducati (a manufacturer of sport motorcycles). We continue to overweight the insurance sector because of a change in pension fund reform led by the government's decision to increase the tax credit for annual contributions to life insurance policies. We remain underweight in core industrial stocks as well as the banking industry as many of the large banks on a valuation basis, appear to be expensive.

      In closing, we remain positive on the opportunities presented by Italy's stock market in the coming years as long as the crisis in Kosovo does not escalate. Driven by a very accommodating monetary policy, we believe that Italy's stock market is in a bull phase that has also been propelled mostly by the switch of Italian investors from bond funds to stock funds.

      Thank you for investing in the Italy Fund and your continued confidence in our management approach. We look forward to serving your investment needs for many years to come.

Sincerely,


/s/ Heath B. McLendon       /s/ Mario d'Urso

Heath B. McLendon           Mario d'Urso
Chairman                    President


/s/ Rein W. van der Does

Rein W. van der Does
Vice President

May 27, 1999

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                      THE ITALY FUND'S SECTORIAL STRUCTURE*
                           APRIL 30, 1999 (unaudited)

                                    [PIE CHART]

Automotive                              7.8%
Banking                                20.2%
Broadcasting                            1.7%
Construction                            1.8%
Consumer Cyclical - Textiles            1.5%
Consumer Staples - Food                 4.3%
Consumer Staples - Retail               4.0%
Energy - Exploration                    1.1%
Energy - International                  8.7%
Engineering                             1.3%
Insurance                              15.8%
Publishing                              1.8%
Miscellaneous                           1.0%
Retail                                  0.8%
Telecommunications - Telephone         19.8%
Telecommunications - Wireless           7.4%
Utilities                               1.0%

                          BCI INDEX SECTORIAL STRUCTURE
                           APRIL 30, 1999 (unaudited)

                                    [PIE CHART]

Automotive                              4.3%
Banking                                29.9%
Construction                            1.4%
Consumer Products                       2.2%
Energy                                 10.5%
Engineering                             3.1%
Food                                    1.4%
Insurance                              15.4%
Miscellaneous                           3.9%
Telecommunications                     26.2%
Textiles                                1.4%
Utilities                               0.3%

* As a percentage of total investments.

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THE ITALY FUND INC.
Schedule of Investments as of April 30, 1999 (unaudited)
================================================================================

   Shares                 Security                                      Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COMMON STOCK -- 100.0%

--------------------------------------------------------------------------------
Automotive -- 7.8%
    331,250         Brembo S.p.A. .................................  $ 4,030,317
    300,000         Ducati Motor
                      Holding S.p.A.# .............................      894,115
  1,000,000         Pirelli S.p.A.+ ...............................    3,058,677
  1,525,000         Sogefi S.p.A. .................................    4,196,582
                                                                     -----------
                                                                      12,179,691
                                                                     -----------
Banking -- 20.2%
    800,000         Banca Fideuram S.p.A.+ ........................    4,535,009
    800,000         Banca Nazionale del
                      Lavoro# .....................................    2,733,871
    100,000         Banca Popolare
                      Commercio e Industria+ ......................    2,321,251
    140,000         Banca Popolare di
                      Bergamo Credito
                      Varesino S.p.A.+ ............................    3,526,736
    150,000         Banca Popolare di
                      Brescia+ ....................................    5,167,270
    200,000         Banca Popolare di
                      Lodi ........................................    2,539,199
    700,000         Banca Popolare di
                      Milano+ .....................................    5,945,534
    329,800         Istituto Bancario San
                      Paolo di Torino S.p.A.+ .....................    4,965,249
                                                                     -----------
                                                                      31,734,119
                                                                     -----------
Broadcasting -- 1.7%
    300,000         Mediaset S.p.A.+ ..............................    2,600,774
                                                                     -----------
Construction -- 1.8%
    600,000         Unicem S.p.A.
                      di Risp NC* .................................    2,862,947
                                                                     -----------
Consumer Cyclical Textiles -- 1.5%
     30,000         Gucci Group N.V.--
                      NY Registered Shares ........................    2,263,125
                                                                     -----------
Consumer Staples - Food -- 4.3%
    544,027         Finanziaria Autogrill
                      S.p.A.+ .....................................    4,985,101
  1,212,000         Parmalat Finanziaria
                      S.p.A.+ .....................................    1,749,051
                                                                     -----------
                                                                       6,734,152
                                                                     -----------
Consumer Staples - Retail -- 4.0%
    140,000         Industrie Natuzzi
                      S.p.A. ADR.+ ................................    2,677,500
    500,000         La Rinascente S.p.A.
                      di Risp NC* .................................    2,186,356
    260,000         Recordati S.p.A.
                      di Risp NC* .................................    1,334,137
                                                                     -----------
                                                                       6,197,993
                                                                     -----------
Energy - Exploration -- 1.1%
    400,000         Saipem S.p.A. .................................    1,751,201
                                                                     -----------
Energy - International -- 8.7%
  2,072,000         Ente Nazionale
                      Idrocarburi S.p.A.+ .........................   13,639,713
                                                                     -----------
Engineering -- 1.3%
    180,000         Danieli & Co.+ ................................    1,179,775
    266,750         Danieli & Co. di
                      Risp NC* ....................................      807,435
                                                                     -----------
                                                                       1,987,210
                                                                     -----------
Insurance -- 15.8.%
    494,999         Alleanza Assicurazioni
                      S.p.A.+ .....................................    5,929,954
    315,000         Assicurazioni Generali
                      S.p.A.+ .....................................   12,274,329
  2,500,000         Instituto Nazionale
                      Delle Assicurazioni+ ........................    6,609,852
                                                                     -----------
                                                                      24,814,135
                                                                     -----------
Miscellaneous -- 1.0%
    850,000         Europa Investimenti#++ ........................      209,002
  2,500,000         Unione Immobiliare
                      S.p.A.+ .....................................    1,428,299
                                                                     -----------
                                                                       1,637,301
                                                                     -----------

                       See Notes to Financial Statements.

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THE ITALY FUND INC.
Schedule of Investments as of April 30, 1999 (unaudited) (continued)
================================================================================

   Shares                 Security                                      Value
--------------------------------------------------------------------------------

Publishing -- 1.8%
    200,000         Gruppo Editoriale
                      L'Espresso+ ................................  $  2,886,858
                                                                    ------------
Retail -- 0.8%
    300,000         Buffetti S.p.A. ..............................     1,386,403
                                                                    ------------
Telecommunications - Telephone -- 19.8%
  2,064,440         Telecom Italia S.p.A. ........................    21,874,528
  1,724,500         Telecom Italia S.p.A.
                      di Risp NC* ................................     9,270,387
                                                                    ------------
                                                                      31,144,915
                                                                    ------------
Telecommunications - Wireless -- 7.4%
  1,100,000         Telecom Italia Mobile
                      S.p.A.+ ....................................     6,631,329
  1,500,000         Telecom Italia Mobile
                      S.p.A. di Risp NC* .........................     4,994,287
                                                                    ------------
                                                                      11,625,616
                                                                    ------------
Utilities -- 1.0%
    356,000         Italgas S.p.A+. ..............................     1,602,637
                                                                    ------------
                    TOTAL INVESTMENTS
                    AT VALUE -- 100%
                    (Cost -- $95,468,421**) ......................  $157,048,790
                                                                    ============

----------
#   Non-income producing security.
+   All or a portion of this security is on loan (See Note 6).
*   Risp NC--Risparmio Non-Convertible (non-convertible savings shares).
++  Security restricted as to re-sale (See Note 4).
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

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THE ITALY FUND INC.

Statement of Assets and Liabilities
April 30, 1999 (unaudited)
================================================================================

ASSETS:
   Investments, at value (Cost -- $95,468,421) ........................   $157,048,790
   Foreign currency (Cost -- $11,915) .................................         11,800
   Cash ...............................................................        243,778
   Collateral for securities on loan (Note 6) .........................     48,573,662
                                                                          ------------
   Total Assets .......................................................    205,878,030
                                                                          ------------

LIABILITIES:
   Payable for securities on loan (Note 6) ............................     48,573,662
   Management fees payable ............................................        120,363
   Accrued expenses ...................................................        169,144
                                                                          ------------
   Total Liabilities ..................................................     48,863,169
                                                                          ------------
Total Net Assets ......................................................   $157,014,861
                                                                          ============

NET ASSETS:
   Par value of capital shares ........................................   $     87,686
   Capital paid in excess of par value ................................     94,833,724
   Treasury stock, at cost (Note 7) ...................................    (10,879,990)
   Overdistributed net investment income ..............................       (522,229)
   Accumulated net realized gain from security transactions
     and foreign currency transactions ................................     11,915,335
   Net unrealized appreciation of investments and foreign currencies ..     61,580,335
                                                                          ------------

Total Net Assets
   (Equivalent to $17.91 a share on 8,768,614 shares of $0.01 par value
     outstanding; 20,000,000 shares authorized) .......................   $157,014,861
                                                                          ============

                       See Notes to Financial Statements.

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THE ITALY FUND INC.

Statement of Operations
For the Three Months Ended April 30, 1999 (unaudited)
================================================================================

INVESTMENT INCOME:
   Dividends ....................................................   $   185,503
   Interest .....................................................        36,676
   Less: Foreign withholding tax ................................       (27,826)
                                                                    -----------
   Total Investment Income ......................................       194,353
                                                                    -----------

EXPENSES:
   Management fees (Note 2) .....................................       380,621
   Custody ......................................................        33,005
   Audit and legal ..............................................        24,282
   Directors' fees ..............................................        20,381
   Shareholder communications ...................................        12,280
   Shareholder and system servicing fees ........................         8,021
   Other ........................................................         5,661
                                                                    -----------
   Total Expenses ...............................................       484,251
                                                                    -----------
Net Investment Loss .............................................      (289,898)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) ....     5,485,289
     Foreign currency transactions ..............................      (113,034)
                                                                    -----------
   Net Realized Gain ............................................     5,372,255
                                                                    -----------
   Change in Net Unrealized Appreciation of Investments
   and Foreign Currencies:
     Beginning of period ........................................    69,844,785
     End of period ..............................................    61,580,335
                                                                    -----------
   Decrease in Net Unrealized Appreciation ......................    (8,264,450)
                                                                    -----------
Net Loss on Investments and Foreign Currencies ..................    (2,892,195)
                                                                    -----------
Decrease in Net Assets From Operations ..........................   $(3,182,093)
                                                                    ===========

                       See Notes to Financial Statements.

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THE ITALY FUND INC.

                                                                   Three Months
                                                                       Ended           Year
                                                                      4/30/99          Ended
Statements of Changes in Net Assets                                 (unaudited)       1/31/99
===============================================================================================
OPERATIONS:
   Net investment income (loss) ................................   $   (289,898)   $    937,810
   Net realized gain ...........................................      5,372,255      16,172,261
   Increase (decrease) in net unrealized appreciation ..........     (8,264,450)     20,528,139
                                                                   ------------    ------------
   Increase (Decrease) in Net Assets From Operations ...........     (3,182,093)     37,638,210
                                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................................             --      (1,902,135)
   Net realized gains ..........................................             --      (2,370,825)
                                                                   ------------    ------------
   Decrease in Net Assets From Distributions to Shareholders ...             --      (4,272,960)
                                                                   ------------    ------------

FUND SHARE TRANSACTIONS (NOTE 7):
   Treasury stock acquired .....................................     (7,484,746)     (3,395,244)
                                                                   ------------    ------------
   Decrease in Net Assets From Fund Share Transactions .........     (7,484,746)     (3,395,244
                                                                   ------------    ------------
Increase (Decrease) in Net Assets ..............................    (10,666,839)     29,970,006

NET ASSETS:
   Beginning of period .........................................    167,681,700     137,711,694
                                                                   ------------    ------------
   End of period* ..............................................   $157,014,861    $167,681,700
                                                                   ============    ============
*Includes overdistributed net investment income of: ............      $(522,229)      $(119,297)
                                                                   ============    ============

                       See Notes to Financial Statements.

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THE ITALY FUND INC.

Notes to Financial Statements (unaudited)
================================================================================

      1. Significant Accounting Policies

      The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

      2. Management Agreement and Transactions with Affiliated Persons

      SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

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THE ITALY FUND INC.

Notes to Financial Statements (unaudited) (continued)
================================================================================

      All officers (except one) and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

      For the three months ended April 30, 1999, SSB received no brokerage commissions.

      3. Investments

      During the three months ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $11,355,142
--------------------------------------------------------------------------------
Sales                                                                19,679,672
================================================================================

      At April 30, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $63,561,913
Gross unrealized depreciation                                        (1,981,544)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $61,580,369
================================================================================

      4. Securities Valued by the Fund's Board of Directors

      One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

                             Number of    Acquisition      4/30/99     Value Per   Percentage of
     Security                 Shares         Date        Fair Value      Unit       Net Assets        Cost
     --------                 ------         ----        ----------      ----       ----------        ----
Europa Investimenti .......   850,000       7/2/91        $209,002       $0.25         0.13%        $623,396

      5. Concentration of Risk

      Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

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THE ITALY FUND INC.

Notes to Financial Statements (unaudited) (continued)
================================================================================

      6. Lending of Portfolio Securities

      The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collaterized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

      At April 30, 1999, the Fund loaned common stocks having a value of $46,369,859 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposit:
   National Australia Bank, 4.875% due 5/3/99                         $2,378,412
   Caisse de Depots et Consign., Paris, 4.875% due 5/3/99              2,378,412
   Argentaria Caja Postal Banco Hipote, 4.875% due 5/3/99              2,378,412
   Dresdner Bank Grand Cayman, 4.968% due 5/3/99                       2,378,412
   Caisse National de Credit Agricole, 4.937% due 5/3/99               2,378,412
   CommerzBank AG, Frankfurt, 5.125% due 5/3/99                        2,378,412
   Southtrust Bank of Alabama, G.C., 5.000% due 5/3/99                 1,877,693
Repurchase Agreement:
   Merrill Lynch Sec./MLPFS, 4.987% due 5/3/99                         8,887,748
   NationsBanc Montgomery Sec. Inc., 4.987% due 5/3/99                 9,701,415
Commercial Paper:
   General Electric Credit, 4.952% due 5/3/99                          2,377,430
   General Motors Acc. Corp., 4.942% due 5/3/99                        2,324,084
   Associates First Capital, 4.942% due 5/3/99                         2,377,432
   Wood Street Funding Corp., 5.052% due 5/3/99                        1,251,832
   BP Capital PLC, 5.102% due 5/3/99                                   2,377,400
   Barton Capital Corp., 5.102% due 5/3/99                             1,564,078
   Market Street Funding, 5.102% due 5/3/99                            1,564,078
--------------------------------------------------------------------------------
Total                                                                $48,573,662
================================================================================

      Interest income earned by the Fund from securities loaned for the three months ended April 30, 1999 was $45,465.

      7. Capital Stock

      At April 30, 1999, the Fund had 20,000,000 shares of common stock authorized with a par value of $0.01 per share.

      On October 27, 1998, the Fund commenced a share repurchase plan. As of April 30, 1999, repurchased shares totalled 734,475.

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THE ITALY FUND INC.

Financial Highlights
================================================================================

      Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, except where noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                  1999(1)         1999         1998         1997         1996         1995
============================================================================================================================
Net Asset Value, Beginning of Period .........     $18.09         $14.49       $11.94        $9.56        $9.82        $9.84
                                                 --------       --------     --------     --------     --------     --------
Income (Loss) From Operations:
   Net investment income (loss) ..............      (0.03)          0.17         0.07         0.10         0.15         0.09
   Net realized and unrealized gain (loss) (2)      (0.33)          3.82         2.50         2.52        (0.39)        0.06
                                                 --------       --------     --------     --------     --------     --------
Total Income (Loss) From Operations ..........      (0.36)          3.99         2.57         2.62        (0.24)        0.15
                                                 --------       --------     --------     --------     --------     --------
Gains from repurchase of treasury stock (2) ..       0.18           0.07           --           --           --           --
                                                 --------       --------     --------     --------     --------     --------
Less Distributions From:
   Net investment income .....................         --          (0.20)       (0.02)       (0.24)       (0.02)       (0.17)
   Net realized gains ........................         --          (0.26)          --           --           --           --
                                                 --------       --------     --------     --------     --------     --------
Total Distributions ..........................         --          (0.46)       (0.02)       (0.24)       (0.02)       (0.17)
                                                 --------       --------     --------     --------     --------     --------
Net Asset Value, End of Period ...............     $17.91         $18.09       $14.49       $11.94        $9.56        $9.82
                                                 ========       ========     ========     ========     ========     ========
Market Value, End of Period ..................    $15.000        $14.938      $12.125      $10.000       $8.250       $8.750
                                                 ========       ========     ========     ========     ========     ========
Total Return, Based on Market Value* .........       0.42%++       26.96%       21.53%       24.49%       (5.51)%     (27.90)%
                                                 ========       ========     ========     ========     ========     ========
Total Return, Based on Net Asset Value* ......      (1.00)%++      28.66%       21.59%       28.27%       (2.43)%      (3.68)%
                                                 ========       ========     ========     ========     ========     ========
Net Assets, End of Period (000's) ............   $157,015       $167,682     $137,712     $113,433      $90,841      $93,347
                                                 ========       ========     ========     ========     ========     ========
Ratios to Average Net Assets:
   Net investment income (loss) ..............      (0.72)%+        0.58%        0.61%        0.97%        1.12%        0.85%
   Expenses (3) ..............................       1.21+          1.22         1.29         1.42         1.42         1.69

Portfolio Turnover Rate ......................          7%            22%          16%          47%          58%          42%

----------
(1)   For the three months ended April 30, 1999 (unaudited).
(2) Net realized and unrealized gain (loss) from prior year has been reclassified to conform with current period presentation. The reallocation of gain (loss) between operation and treasury stock transactions for the year ended January 31, 1999 has not been audited by the Fund's external auditors.
(3) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively. Prior year numbers have not been restated to reflect this credit.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized as it may not be representative of the total return for the year.
+     Annualized.

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THE ITALY FUND INC.

Quarterly Results of Operations (unaudited)
================================================================================

                                                                                                           Net Increase
                                                                                 Net Realized              (Decrease) in
                             Investment               Net Investment            and Unrealized              Net Assets
                            Income (Loss)              Income (Loss)              Gain (Loss)             From Operations
                       -----------------------   ------------------------  ------------------------  ------------------------
Quarter Ended              Total     Per Share       Total      Per Share      Total      Per Share      Total      Per Share
---------------------  ------------  ---------   ------------   ---------  ------------   ---------  ------------   ---------
April 30, 1997 ......  $    106,945    $ 0.01    $   (238,794)   $(0.03)   $(11,469,551)   $(1.21)   $(11,708,345)   $(1.24)
July 31, 1997 .......     1,945,510      0.20       1,591,023      0.17       8,346,576      0.88       9,937,599      1.05
October 31, 1997 ....        18,406      0.00        (364,305)    (0.04)      5,549,880      0.59       5,185,575      0.55
January 31, 1998 ....        79,657      0.01        (294,155)    (0.03)     21,348,352      2.24      21,054,197      2.21
April 30, 1998 ......       146,182      0.02        (326,512)    (0.03)     25,944,182      2.73      25,617,670      2.70
July 31, 1998 .......     2,658,231      0.28       2,148,071      0.23       5,682,751      0.60       7,830,822      0.83
October 31, 1998 ....       207,822      0.02        (255,194)    (0.03)    (17,814,957)    (1.87)    (18,070,151)    (1.90)
January 31, 1999 ....      (102,909)    (0.01)       (628,555)    (0.07)     22,888,424      2.47      22,259,869      2.40
April 30, 1999 ......       194,353      0.02        (289,898)    (0.03)     (2,892,195)    (0.33)     (3,182,093)    (0.36)

[LOGO]==========================================================================

THE ITALY FUND INC.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
================================================================================

      Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as dividend-paying agent under the Plan, unless the shareholder informs First Data that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

      The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, First Data is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or (b) 95% of the then current market price.

      Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

      Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

      The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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THE ITALY FUND INC.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
================================================================================

      A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

      Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                            -----------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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                               THE ITALY FUND INC.

--------------------------------------------------------------------------------

INVESTMENT MANAGER AND                            OFFICERS
ADMINISTRATOR
                                                  Heath B. McLendon
SSBC Fund Management Inc.                            Chairman of the Board
388 Greenwich Street
New York, New York 10013                          Mario d'Urso
                                                     President
ADVISORY BOARD
                                                  Lewis E. Daidone
Andrea Farace                                        Senior Vice President
Pierre Henchoz                                       and Treasurer
Dott. Pietro Manes
                                                  Rein W. van der Does
DIRECTORS                                            Vice President
                                                     and Investment Officer
Heath B. McLendon
Paolo M. Cucchi                                   Irving P. David
Alessandro C. di Montezemolo                         Controller
Dr. Paul R. Hardin
George M. Pavia                                   Christina T. Sydor
Mario d'Urso                                         Secretary

James J. Crisona, Emeritus

--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------

                                                             THE ITALY FUND INC.
==========================================================================[LOGO]

                                                                  Quarterly
                                                                  Report
                                                                  April 30, 1999


--------------------------------------------------------------------------------
This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Comparisons between changes in the Fund's net asset value per share and changes in The Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Lira/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).
--------------------------------------------------------------------------------

   THE ITALY FUND INC.

  388 Greenwich Street
New York, New York 10013
     (212) 816-6082
      FD01141 6/99